UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendment

This Form 8-K/A is being filed to amend the Company’s Form 8-K filed May 8, 2023. This Form 8-K/A amends the original filing through the addition of the introductory paragraph immediately below.

Introduction

Tupperware Brands Corporation (the “Company”) is filing this Current Report on Form 8-K to report: (a) its entry into a Fourth Amendment to its Credit Agreement; (b) the appointment of a Chief Restructuring Officer to assist the Company in its management of liquidity, its evaluation and execution of operational efficiency and working capital management programs, and to evaluate the Company’s capital expenditure programs; (c) the engagement of financial advisors to further explore strategic alternatives and advise on potential means to improve the Company’s liquidity and capital structure; and (d) an update on the status of its delayed filing of its 2022 Form 10-K and First Quarter 2023 Form 10-Q. All items are as described in further detail below.

Item 1.01    Entry into a Material Definitive Agreement.

On May 5, 2023, the Company, Tupperware Products AG (together with the Company, collectively, the “Borrowers”), and certain other subsidiaries of the Company entered into the Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions (the “Amendment”), amending that certain Credit Agreement dated as of November 23, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of August 1, 2022, that certain Second Amendment to Credit Agreement dated as of December 21, 2022, and that certain Third Amendment to Credit Agreement dated as of February 22, 2023, the “Credit Agreement”), by and among, among others, the Borrowers, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto. The Amendment, among other things, (a) provides for a waiver of, inter alia, certain conditions to borrowings set forth in the Credit Agreement, which permitted the Company to make, on the effective date of the Amendment, a single borrowing under the Credit Agreement in the aggregate principal amount of $5.3 million (the proceeds of which were used on such date to pay past-due interest owing by the Company under the Credit Agreement) notwithstanding the existence of each of a default related to such past-due interest and an event of default resulting from the Company’s failure to timely deliver audited financials in respect of the fiscal year ended 2022 under the Credit Agreement, and (b) requires the Company to comply with additional reporting and other requirements, including, among other things, (i) appointing and maintaining the appointment of a chief restructuring officer, (ii) maintaining the engagement of an investment advisor, (iii) cooperating with the Administrative Agent’s efforts in conducting an enterprise valuation of the Company and its subsidiaries, and (iv) participating in weekly update conferences with, among others, the Administrative Agent and the Lenders.

The description of the Amendment in this Current Report on Form 8-K (this “Current Report”) is a summary, is not complete, and is qualified in its entirety by reference to the complete terms of the Amendment included therein. The Amendment is filed hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this item.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2023, the Company appointed Brian J. Fox of Alvarez & Marsal North America, LLC (“A&M”) as the Company’s Chief Restructuring Officer.

Mr. Fox, 57, is a Managing Director with A&M’s North American Commercial Restructuring (“NACR”) practice in New York. As leader of NACR’s East Region, he provides a full range of financial advisory, operational improvement and interim management services in restructurings and other special situations, both in court and outside of bankruptcy, and has more than 30 years of experience in financial advisory, operational improvement and interim management.

Mr. Fox’s compensation for this position is included as part of the fees paid by the Company to A&M for overall services A&M provides to the Company. There are no additional, and no anticipated additional, compensatory arrangements between the Company and Mr. Fox in connection with his performance as the Company’s Chief Restructuring Officer beyond such fees paid by the Company to A&M. Other than as described above, there are no arrangements or understandings between Mr. Fox and any other person pursuant to which he was appointed to serve as Chief Restructuring Officer. There are no family relationships between Mr. Fox and any director or executive officer of the Company. Other than as disclosed herein, Mr. Fox does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

Moelis & Company LLC

The Company has engaged Moelis & Company LLC to run a process to explore strategic alternatives, and advise on potential means to improve the Company’s liquidity and capital structure and other strategic transactions.

2022 Form 10-K and First Quarter 2023 Form 10-Q Filings

The Company currently expects to file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2022 within the next 50 days, and its Quarterly Report on Form 10-Q for the quarter ended April 1, 2023 within the next 75 days; however, there can be no assurance that either the Form 10-K or Form 10-Q will be filed at such times. On May 5, 2023, the Company filed with the SEC a Notification of Late Filing on Form 12b-25 to disclose such anticipated delay in its Form 10-Q filing. While the Company is still completing its first quarter 2023 financial close process, it expects that its Form 10-Q will reflect a material decline in revenues for the quarter ended April 1, 2023 as compared to the quarter ended March 26, 2022. The Company believes that its preliminary estimated revenue results for the quarter ended April 1, 2023 will be within the range of $280 - $290 million. Since the Company’s April 7, 2023 Form 8-K filing, it has identified additional prior period misstatements and additional material weaknesses in internal control over financial reporting. Such Form 8-K also disclosed the Company’s conclusion that there is substantial doubt about its ability to continue as a going concern.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the filing of the 2022 Form 10-K and the Form 10-Q for the quarter ended April 1, 2023, and preliminary estimated revenues for the quarter ended April 1, 2023. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: whether the Company will identify additional errors in previously issued financial statements, the accuracy of its assumptions underlying its revenue estimation for the quarter ended April 1, 2023, and other risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website. The Company does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1
Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions dated as of May 5, 2023, by and among Tupperware Brands Corporation, as parent borrower, Tupperware Products AG, as Swiss subsidiary borrower, certain other subsidiaries of Tupperware Brands Corporation, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	May 8, 2023	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary